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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                               December 7, 2001


                               TECO ENERGY, INC.
                               -----------------
            (Exact name of registrant as specified in its charter)

          FLORIDA                       1-8180                   59-2052286
          -------                       ------                   ----------
(State or other jurisdiction       (Commission file            (IRS Employer
     of incorporation)                  Number)            Identification  No.)

702 North Franklin Street, Tampa Florida            33602
---------------------------------------------------------
    (Address of principal executive offices)     (Zip code)

Registrant's telephone number, including area code: (813) 228-4111

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Item 5.   Other Events
          ------------

     See the Press Release dated December 7, 2001, filed as Exhibit 99.1, and incorporated herein by reference, reporting on TECO Energy's exposure relating to Enron Corp.


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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:    December 7, 2001               TECO Energy, Inc.



                                    By:/s/ G. L. GILLETTE
                                       ------------------
                                           G. L. GILLETTE
                                   Senior Vice President-Finance
                                   and Chief Financial Officer
                                   (Principal Financial Officer)

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                               INDEX TO EXHIBITS

Exhibit No.    Description of Exhibits


     99.1 Press Release dated December 7, 2001 reporting on TECO Energy's exposure related to Enron Corp.

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